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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported):November 15, 2002


                           TRANSTEXAS GAS CORPORATION
                           --------------------------
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                                    --------
                 (State or other jurisdiction of incorporation)


              0-30475                                      76-0401023
              -------                                      ----------
     (Commission File Number)                          (I.R.S. Employer
                                                      Identification No.)


                 1300 North Sam Houston Parkway East, Suite 310
                              Houston, Texas 77032
                              --------------------
          (Address of principal executive offices, including zip code)


                                 (281) 987-8600
                                 --------------
              (Registrant's telephone number, including area code)


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ITEM 1.            CHANGES IN CONTROL OF REGISTRANT.

                   Not applicable.

ITEM 2.            ACQUISITION OR DISPOSITION OF ASSETS.

                   Not Applicable.

ITEM 3.            BANKRUPTCY OR RECEIVERSHIP.

                   On November 14, 2002, TransTexas Gas Corporation ("the Company") filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code in the U.S. Bankruptcy Court for the Southern District of Texas, Corpus Christi Division. On November 14, 2002, the Company's subsidiaries, Galveston Bay Pipeline Company and Galveston Bay Processing Corporation also filed voluntary petitions under Chapter 11. The Company has filed a motion seeking joint administration of the three bankruptcy cases.

                   A copy of the press release issued by the Company dated November 14, 2002 announcing the filing is attached as an exhibit hereto and is hereby incorporated by reference.

ITEM 4.            CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

                   Not applicable.

ITEM 5.            OTHER EVENTS.

                   Not applicable.

ITEM 6.            RESIGNATIONS OF REGISTRANT'S DIRECTORS.

                   Not applicable.

ITEM 7.            FINANCIAL STATEMENTS AND EXHIBITS.

                   (a)     Financial statements of businesses acquired:

                           Not applicable.

                   (b)     Pro forma financial information:

                           Not applicable.

                   (c)     Exhibits:

                           99 TransTexas Gas Corporation press release date November 14, 2002.

ITEM 8.            CHANGE IN FISCAL YEAR.

                   Not applicable.



                                       2

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ITEM 9.            SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

                   Not applicable.



                                       3

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           TRANSTEXAS GAS CORPORATION



                                           By: /s/ ED DONAHUE
                                              ----------------------------------
                                              Name:  Ed Donahue
                                              Title: Chief Financial Officer


Dated: November 15, 2002



                                       4

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                               INDEX TO EXHIBITS

EXHIBIT
NUMBER                               DESCRIPTION
-------                               -----------
  99          TransTexas Gas Corporation press release date November 14, 2002.